  Exhibit 99.1
American Resources Corporation Signs Exclusive Technology License Agreements with Penn State University for Rare Earth Element Technologies

American Resources and Penn State University’s Department of Energy and Mineral Engineering to oversee the implementation of separation and processing technology for improved environmental and commercial applications.

Company retrofitting its existing processing, water and refuse treatment infrastructure to also include production processes of rare earth mineral preconcentrate.

January 21, 2021 | Source: American Resources Corporation

FISHERS, INDIANA / ACCESSWIRE / January 21, 2021 / American Resources Corporation (NASDAQ:AREC) (“American Resources” or the “Company”), a next generation and socially responsible supplier of raw materials to the new infrastructure marketplace, today announced it has entered into exclusive patent and technology licensing agreements and sponsored research agreements with Penn State University and its Department of Energy and Mineral Engineering to implement Penn State’s intellectual property and technologies that separate and extract pre-concentrate critical and rare earth minerals from the Company’s carbon-based resources. American Resources will execute Penn State’s technologies and processes through a combination of utilizing mineral processing technologies at the Company’s existing processing infrastructure and extraction from the Company’s currently controlled acid mine drainage (or AMD) and coarse refuse sources.

Pyrite Segregation Circuit
American Resources will retrofit and enhance its existing carbon processing infrastructure, initially at its Perry County Resources subsidiary, by utilizing Penn State’s process circuitry design. The innovative process circuitry enables selective segregation of pyritic material from its carbon waste created during the beneficiation process and will be then utilized in its critical and rare earth processing and stimulation process for producing high-value, rare earth elements and carbon enhancement. By utilizing the technology in the existing carbon processing plant, which Perry County Resources uses to refine its carbon production for the metallurgical markets, the Company will have additional benefits to this process as it will result in a higher recovery and product quality while reducing the environmental footprint of a traditional carbon processing plant. Once this process is proven to be successful at the Perry County Resources processing facility, the Company will then systematically expand this technology at its other carbon processing facilities throughout the region.

Acid Mine Drainage / Coarse Refuse / Advanced AMDTM
In addition to the pyrite segregation process from Penn State, American Resources will utilize the exclusive patent pending process to redesign, extract and process the Company’s various waste stream and coarse refuse sites to produce a concentrate of rare earth and critical elements. This will also result in an ancillary benefit of pulling forward the environmental remediation of long-term treatment sites, thereby accelerating the remediation of many of these sites. During the past month, the Company and Penn State have collaborated with over five of the initial sites controlled by American Resources to begin the planning and implementation phases of this technology development. The technology will be combined with the Company’s existing process chain to create a low-cost replicable procedure to capture preconcentrate and concentrate rare earth and critical elements from mining-based waste streams and coarse refuses.

Mark Jensen, Chairman and CEO of American Resources Corporation commented, “We are extremely excited and honored to have the opportunity to work with a highly regarded university such as Penn State, along with their team in the Energy and Mineral Engineering Department. From our initial meeting it was clear that they understood the importance of collaboration and commercialization of technologies to domestically produce rare earth and critical elements. When developing a process to create an efficient and cost-effective solution to real world problems, rarely does an opportunity exist where there is a quadruple benefit by enhancing the value of our processed carbon, improving the percent recovery of that carbon, mitigating the long-term environmental impact of our operations, all while adding to our process chain to produce purified rare earth and critical elements. We believe this relationship will continue to build given our alignment of interest of driving commercial value of critical and rare earth elements.”

Penn State University and the American Resources team has commenced its first series of analyses of the Company’s raw carbon production, settlement ponds, acid mine drainage sites, and processing technologies to determine the designs and specifications that will optimize specific mineral yield and value during commercialization. The licensed technologies and efforts will be incorporated in American Rare Earth’s process chain through licensed technologies to enable a low-cost extraction, processing and purification of rare earth oxides.

“We are excited to work with American Resources and their team on their quest to commercially implement technologies for the rare earth and critical element marketplace. With their resource base, established assets, and desire to sponsor our work for additional technology development, we are confident that we will be able to work together to create valuable real-world processes that can help make rare earth production and element purification a reality in the United States,” stated Mohammad Rezaee, of The Penn State University’s Department of Energy and Mineral Engineering.

The adoption and use of Penn State’s pyrite segregation circuitry and acid mine drainage treatment technologies represents the reiteration of American Resources’ commitment to utilize multiple technologies and methods in its collection and processing of rare earth and critical elements, while also improving carbon quality and protecting the environment through real world solutions and actions. American Resources is dedicated to producing rare earth concentrate and ultimately rare earth elements from its carbon-based sources that meet the needs of modern technologies, including electric vehicle and permanent magnets. The Company is dedicated to working with the scientific community and combining technologies from multiple universities, private industry and scientific research organizations to efficiently produce critical and rare earth minerals in a cost effective and environmentally friendly process.

American Resources continues to focus on running efficient streamlined operations in being a new-aged supplier of raw materials to the infrastructure and electrification marketplace in the most sustainable of ways. By operating with low or no legacy costs and having one of the largest and most innovative growth pipelines in the industry, American Resources Corporation works to maximize value for its investors by positioning its large asset base to best fit a new-aged economy, while being able to scale its operations to meet the growth of the markets it serves.

About American Resources Corporation
American Resources Corporation is a next-generation, environmentally and socially responsible supplier of high-quality raw materials to the new infrastructure market. The Company is focused on the extraction and processing of metallurgical carbon, an essential ingredient used in steelmaking, critical and rare earth minerals for the electrification market, and reprocessed metal to be recycled. American Resources has a growing portfolio of operations located in the Central Appalachian basin of eastern Kentucky and southern West Virginia where premium quality metallurgical carbon and rare earth mineral deposits are concentrated.

American Resources has established a nimble, low-cost business model centered on growth, which provides a significant opportunity to scale its portfolio of assets to meet the growing global infrastructure and electrification markets while also continuing to acquire operations and significantly reduce their legacy industry risks. Its streamlined and efficient operations are able to maximize margins while reducing costs. For more information visit americanresourcescorp.com or connect with the Company on Facebook, Twitter, and LinkedIn.

Special Note Regarding Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks, uncertainties, and other important factors that could cause the Company’s actual results, performance, or achievements or industry results to differ materially from any future results, performance, or achievements expressed or implied by these forward-looking statements. These statements are subject to a number of risks and uncertainties, many of which are beyond American Resources Corporation’s control. The words “believes”, “may”, “will”, “should”, “would”, “could”, “continue”, “seeks”, “anticipates”, “plans”, “expects”, “intends”, “estimates”, or similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. Any forward-looking statements included in this press release are made only as of the date of this release. The Company does not undertake any obligation to update or supplement any forward-looking statements to reflect subsequent events or circumstances. The Company cannot assure you that the projected results or events will be achieved.

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